UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2019

All For One Media Corp.
(Exact name of registrant as specified in its charter)

Utah	000-55717	81-5006786
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

236 Sarles Street

Mt. Kisco, New York 10549

(Address of principal executive offices) (zip code)

(914) 574-6174

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm.

Effective March 7, 2019, All For One Media Corp. (the “Company”) ended the engagement with the independent registered public accounting firm, MaloneBailey, LLP.

MaloneBailey, LLP was engaged as the registered public accounting firm for the Company on June 27, 2016. The audit reports of MaloneBailey, LLP on the consolidated financial statements of the Company for each of the two most recent fiscal years ended September 30, 2018 and 2017 did contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than uncertainty as to the Company’s ability to continue as a going concern.

During the period beginning with the engagement of MaloneBailey, LLP and ending March 7, 2019, there were (i) no disagreements between the Company and MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of MaloneBailey, LLP, would have caused MaloneBailey, LLP to make reference thereto in their report on the consolidated financial statements for the fiscal year ending September 30, 2018, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey, LLP with a copy of this Form 8-K and requested that MaloneBailey, LLP furnish a letter addressed to the Securities & Exchange Commission stating whether or not MaloneBailey, LLP agrees with the above statements. A copy of such letter is attached as Exhibit 16.1.

New Independent Registered Public Accounting Firm.

Effective March 7, 2019, the Company’s Board of Directors approved the engagement of Salberg & Company, P.A., as the Company’s independent registered public accounting firm and auditors of the Company’s financial statements. During the Company’s two most recent fiscal years ended September 30, 2018 and 2017, and in the subsequent interim period through March 7, 2019, the Company has not consulted with Salberg & Company, P.A., regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Salberg & Company, P.A., concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from MaloneBailey, LLP

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

All For One Media Corp.

Date: March 11, 2019	By:	/s/ Brian Lukow
	Name:	Brian Lukow
	Title:	Chief Executive Officer

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